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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 1, 2005

                                FIBERSTARS, INC.
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             (Exact name of registrant as specified in its charter)

           California                   0-24230                94-3021850
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)       Identification Number)

                  44259 Nobel Drive
                 Fremont, California                              94538
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       (Address of principal executive offices)                (Zip Code)

                                 (510) 490-0719
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 3.02   Unregistered Sales of Equity Securities

         On July 1, 2005, the Registrant issued 175,572 shares of common stock pursuant to the exercise of an outstanding warrant by net issuance in which the holder relinquished the right to purchase 178 shares of common stock.

         The issuance of these securities was in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  July 6, 2005

                                        FIBERSTARS, INC.


                                        By      /s/ Robert A. Connors
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                                        Name:   Robert A. Connors
                                        Title:  Chief Financial Officer